SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): August 14, 2000



                       21st Century Technologies, Inc.
           (Exact name of registrant as specified in its charter)


Nevada                           000-29209                 48-1110566
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)



                  2513 E. Loop 820 North, Fort Worth, Texas
                   (Address of principal executive offices)

                                    76118
                                  (Zip Code)



      Registrant's telephone number, including area code (817) 284-0099

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Item 4.  Change in Registrant's Certifying Accountant.

     As of August 14, 2000, 21st Century Technologies, Inc.(the "Company") accepted the resignation of Alvin L. Dahl & Associates, PC as the Company's certifying accountant which was tendered August 10, 2000. The Company has not yet appointed a new certifying accountant. There are no disagreements between the Company and Alvin L. Dahl & Associates, PC with respect to any financial statements of the Company or the presentation thereof for which Alvin L. Dahl & Associates PC issued a report. During the past two years, Alvin L. Dahl & Associates PC's reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

         16      Letter from Alvin L. Dahl & Associates PC

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              21ST CENTURY TECHNOLOGIES, INC.
                                               (Registrant)


August 21, 2000                                 By: /s/ Kenneth Wilson
                                                   _________________________

                                                    Kenneth Wilson
                                                    President and Chief
                                                    Executive Officer and
                                                    Chairman of the Board of
                                                    Directors